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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2005

                              ARK RESTAURANTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-14030



           New York                                     13-3156768
--------------------------------                  -----------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)


                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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Item 2.02.  Results of Operations and Financial Condition

      The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On May 16, 2005, Ark Restaurants Corp. issued a press release announcing its second quarter financial results for 2005, the text of which is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARK RESTAURANT CORP.


                                                By: /s/ Michael Weinstein
                                                    ---------------------
                                                    Chief Executive Officer


Date:  May 17, 2005


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INDEX TO EXHIBITS

Exhibit    Description
-------    -----------
   99.1 Press Release dated May 16, 2005 entitled "Ark Restaurants Announces Financial Results for the Second Quarter and Six Months Ended
           April 2, 2005."